UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 15, 2020

General Electric Company

(Exact name of registrant as specified in its charter)

New York	001-00035	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Necco Street, Boston, MA		02210
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code) (617) 443-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.06 per share	GE	New York Stock Exchange
0.375% Notes due 2022	GE 22A	New York Stock Exchange
1.250% Notes due 2023	GE 23E	New York Stock Exchange
0.875% Notes due 2025	GE 25	New York Stock Exchange
1.875% Notes due 2027	GE 27E	New York Stock Exchange
1.500% Notes due 2029	GE 29	New York Stock Exchange
7 1/2% Guaranteed Subordinated Notes due 2035	GE /35	New York Stock Exchange
2.125% Notes due 2037	GE 37	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01. Other Events.

On June 15, 2020, General Electric Company (the “Company”) closed its previously announced public offering of $1,500,000,000 aggregate principal amount of 4.350% Notes due 2050 (the “2050 Notes”). With respect to the issuance and sale of the 2050 Notes, the Company entered into the Debt Securities Underwriting Agreement (the “Underwriting Agreement”) between the Company and Morgan Stanley & Co. LLC, as Representative of the several underwriters named therein on June 8, 2020. The 2050 Notes constitute further issuances of and form a single series with the $2,250,000,000 aggregate principal amount of 4.350% Notes due 2050 issued by the Company on April 22, 2020.

The 2050 Notes were issued pursuant to a senior note indenture, dated as of October 9, 2012 (the “Company Base Indenture”), as supplemented by the company order and officer’s certificate of the Company, dated as of June 15, 2020 (the “GE Company Order and Officer’s Certificate” and together with the Company Base Indenture, the “Company Indenture”), by and between the Company and The Bank of New York Mellon, as trustee.

The 2050 Notes have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3ASR (Registration No. 333-229886), filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2019, as supplemented by a preliminary prospectus supplement, filed with the SEC on June 8, 2020, and a final prospectus supplement, filed with the SEC on June 10, 2020 (collectively, the “Registration Statement”). This Current Report on Form 8-K is incorporated by reference into the Registration Statement.

In addition on June 15, 2020, GE Capital closed its previously announced private debt offering of $1,500,000,000 aggregate principal amount of 4.400% Notes due 2030 (the “2030 Notes” and together with the 2050 Notes, the “Notes”). The 2030 Notes were issued by GE Capital Funding, LLC, a finance subsidiary of GE Capital (the “GE Capital Issuer”), and fully, irrevocably and unconditionally guaranteed by the Company. The 2030 Notes constitute further issuances of and form a single series with the $1,400,000,000 aggregate principal amount of 4.400% Notes due 2030 issued by the GE Capital Issuer on May 18, 2020. The 2030 Notes will be entitled to certain registration rights.

The 2030 Notes were issued pursuant to an indenture, dated as of May 18, 2020 (the “GE Capital Base Indenture”), as supplemented by the company order and officer’s certificate of GE Capital, dated as of June 15, 2020 (the “GE Capital Company Order and Officer’s Certificate” and together with the GE Capital Base Indenture, the “GE Capital Indenture”), by and between the GE Capital Issuer, the Company, as guarantor, and the Bank of New York Mellon, as trustee.

The Notes rank pari passu with the outstanding existing and future senior unsecured debt of the Company. The Company intends to use the proceeds of the offerings to reduce shorter-duration debt, including repaying a portion of the Company’s intercompany debt obligations to GE Capital and reducing GE Capital’s outstanding debt obligations.

The foregoing description of the Notes, including the applicable guarantees endorsed on the 2030 Notes, the Company Indenture, GE Capital Indenture and other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these securities and documents, form or copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	The Underwriting Agreement, dated June 8, 2020, between the Company and Morgan Stanley & Co. LLC, as Representative of the several underwriters named therein

4.1	Senior Note Indenture, dated October 9, 2012, by and between the Company and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K dated October 9, 2012 (Commission file number 001-00035))
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4.2	Indenture, dated as of May 18, 2020, among the GE Capital Issuer, the Company, as guarantor, and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K dated May 18, 2020 (Commission file number 001-00035))

4.3	Company Order and Officer’s Certificate pursuant to Company Indenture – 4.350% Notes due 2050

4.4	Company Order and Officer’s Certificate pursuant to GE Capital Indenture – 4.400% Notes due 2030

4.5 4.6 5.1 23.1	Form of 4.350% Note due 2050 Form of 4.400% Note due 2030 Opinion of Gibson, Dunn & Crutcher LLP regarding the 4.350% Notes due 2050 Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1)
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Forward-Looking Statements

Our public communications and SEC filings may contain statements related to future, not past, events. These forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “estimate,” “forecast,” “target,” “preliminary,” or “range.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the potential impacts of the COVID-19 pandemic on our business operations, financial results and financial position and on the world economy; our expected financial performance, including cash flows, revenues, organic growth, margins, earnings and earnings per share; macroeconomic and market conditions and volatility; planned and potential business or asset dispositions; our de-leveraging plans, including leverage ratios and targets, the timing and nature of actions to reduce indebtedness and our credit ratings and outlooks; GE’s and GE Capital’s funding and liquidity; our businesses’ cost structures and plans to reduce costs; restructuring, goodwill impairment or other financial charges; or tax rates.

For us, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include: the severity, magnitude and duration of the COVID-19 pandemic, including impacts of the pandemic and of businesses’ and governments’ responses to the pandemic on our operations and personnel, and on commercial activity and demand across our and our customers’ businesses, and on global supply chains; our inability to predict the extent to which the COVID-19 pandemic and related impacts will continue to adversely impact our business operations, financial performance, results of operations, financial position, the prices of our securities and the achievement of our strategic objectives; changes in macroeconomic and market conditions and market volatility (including developments and volatility arising from the COVID-19 pandemic), including interest rates, the value of securities and other financial assets (including our equity ownership position in Baker Hughes), oil and other commodity prices and exchange rates, and the impact of such changes and volatility on our financial position; our de-leveraging and capital allocation plans, including with respect to actions to reduce our indebtedness, the timing and amount of GE dividends, organic investments, and other priorities; further downgrades of our current short- and long-term credit ratings or ratings outlooks, or changes in rating application or methodology, and the related impact on our liquidity, funding profile, costs and competitive position; GE’s liquidity and the amount and timing of our GE Industrial cash flows and earnings, which may be impacted by customer, supplier, competitive, contractual and other dynamics and conditions; GE Capital’s capital and liquidity needs, including in connection with GE Capital’s run-off insurance operations and discontinued operations, the amount and timing of required capital contributions to the insurance operations and any strategic actions that we may pursue; the impact of conditions in the financial and credit markets on GE Capital’s ability to sell financial assets; the availability and cost of funding; and GE Capital’s exposure to particular counterparties and markets; our success in executing and completing asset dispositions or other transactions, including our plan to exit our equity ownership position in Baker Hughes, the timing of closing for such transactions and the expected proceeds and benefits to GE; global economic trends, competition and geopolitical risks, including changes in the rates of investment or economic growth in key markets we serve, or an escalation of trade tensions such as those between the U.S. and China; market developments or customer actions that may affect levels of demand and the financial performance of the major industries and customers we serve, such as secular, cyclical and competitive pressures in our Power business, pricing and other pressures in the renewable energy market, levels of demand for air travel and other customer dynamics such as early aircraft retirements, conditions in key geographic markets and other shifts in the competitive landscape for our products and services; operational execution by our businesses, including our ability to improve the operations and execution of our

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Power and Renewable Energy businesses, and the performance of our Aviation business; changes in law, regulation or policy that may affect our businesses, such as trade policy and tariffs, regulation related to climate change and the effects of U.S. tax reform and other tax law changes; our decisions about investments in new products, services and platforms, and our ability to launch new products in a cost-effective manner; our ability to increase margins through implementation of operational changes, restructuring and other cost reduction measures; the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks, including the impact of Alstom, SEC and other investigative and legal proceedings; the impact of actual or potential failures of our products or third-party products with which our products are integrated, such as the fleet grounding of the Boeing 737 MAX and the timing of its return to service and return to delivery, and related reputational effects; the impact of potential information technology, cybersecurity or data security breaches; and the other factors that are described in “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 24, 2020, and under Part II, Item 1A. of our Quarterly Report on Form 10 Q for the quarter ended March 31, 2020, filed with the SEC on April 29, 2020, as such descriptions may be updated or amended in any future reports we file with the SEC. These or other uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. Forward-looking statements speak only as of the date they were made, and we do not undertake to update them.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: June 15, 2020	/s/ Christoph A. Pereira
Christoph A. Pereira Vice President, Chief Risk Officer and Chief Corporate Counsel
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